UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported):  January 21, 2013

ITT EDUCATIONAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street
Carmel, Indiana 46032-1404
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following information is provided pursuant to Sub-items (b) and (d) of Item 5.02:

(b)       On January 21, 2013, Clark D. Elwood, the Executive Vice President, Chief Administrative and Legal Officer of the Registrant, announced his retirement from the Registrant effective May 10, 2013.

(d)       On January 21, 2013, the Registrant’s Board of Directors elected Thomas I. Morgan to serve as a director on its Board of Directors.  Mr. Morgan has also been appointed to the Audit Committee of the Registrant’s Board of Directors.  There are no arrangements or understandings between Mr. Morgan and any other person pursuant to which Mr. Morgan was elected to the Registrant’s Board of Directors. Since January 1, 2012, Mr. Morgan has not entered into any transaction in which he has a direct or indirect material interest and in which the Registrant or any of its subsidiaries is also a party, and Mr. Morgan is not currently considering any such transactions.  Mr. Morgan will receive the same compensation as the other non-employee Directors on our Board of Directors, except that the annual retainer for 2013 paid to him effective January 21, 2013 was pro-rated to $70,890.  For additional information relating to the compensation arrangements applicable to the Registrant's non-employee Directors, see "Compensation of Executive Officers and Directors—Director Compensation" in the Proxy Statement for the Registrant's 2012 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on March 13, 2012.

Thomas I. Morgan, age 59, has served as chairman and chief executive officer of Baker & Taylor, Inc. (“B&T”), a distributor of physical and digital books, entertainment products and value-added services, since July 2008.  He has announced his retirement from the position of chief executive officer of B&T, effective January 31, 2013.  Prior to his time at B&T, Mr. Morgan served as chief executive officer of Hughes Supply, Inc., a diversified wholesale distributor of construction, repair and maintenance-related products, from May 2003 until his retirement in March 2006.  Mr. Morgan is also a director of Rayonier, Inc. and Tech Data Corporation. During the past five years, he was also a director of Waste Management, Inc.  Mr. Morgan previously served as a Director of the Registrant from May 2006 to June 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2013

ITT Educational Services, Inc.

By:  /s/ Clark D. Elwood
       Name: Clark D. Elwood
       Title: Executive Vice President, Chief
Administrative and Legal Officer